UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 7, 2017

CH2M HILL Companies, Ltd.

(Exact name of registrant as specified in its charter)

Commission File Number 000-27261

Delaware	93-0549963
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

9191 South Jamaica Street,
Englewood, CO	80112-5946
(Address of principal executive offices)	(Zip Code)

(303) 771-0900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the annual meeting of stockholders held on June 5, 2017, the stockholders of CH2M HILL Companies, Ltd. (“CH2M”) approved an amendment to Section 5.3 of CH2M’s Certificate of Incorporation to allow one retired employee to serve as an employee director on CH2M’s Board of Directors by expanding the definition of “Employee Directors” to include current employees of CH2M and up to one retired employee of CH2M (the “Charter Amendment”). The Charter Amendment became effective on June 7, 2017, upon CH2M’s filing of a Certificate of Amendment with the Secretary of State of the State of Delaware.

The foregoing description of the Charter Amendment is qualified in its entirety by reference to the full text of the Charter Amendment, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits. The following exhibit is being filed herewith:

Exhibit No.	Description

3.1	Amendment to Certificate of Incorporation.

SIGNATURE

Pursuant to the requirements of the Exchange Act, CH2M has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CH2M HILL COMPANIES, LTD.

Date: June 7, 2017	By:	/s/ Thomas M. McCoy
Thomas M. McCoy
Executive Vice President, General Counsel and Corporate Secretary